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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2006

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                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-07155                13-2740040
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

    1001 Winstead Drive
          Cary, NC             Registrant's telephone number,
   (Address of principal            including area code:            27513
     executive offices)                (919) 297-1600             (Zip Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 31, 2006, R.H. Donnelley Corporation (the "Company") issued a press release containing certain financial results of the Company and Dex Media, Inc. ("Dex Media") for the three month period ended June 30, 2006.

         None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company or Dex Media. A copy of this press release has been attached hereto as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            The following exhibit is filed with this report:

Exhibit No.   Exhibit Description
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99.1          Press Release issued July 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                R.H. DONNELLEY CORPORATION

                                                /s/ Robert J. Bush
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                                                Robert J. Bush
                                                Vice President, General Counsel
                                                & Corporate Secretary

                                                Date: July 31, 2006

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                                  EXHIBIT INDEX

Exhibit No.   Exhibit Description
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99.1          Press Release issued July 31, 2006.

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